UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report: August 6, 2013

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Gramercy Property Trust Inc. with the U.S. Securities and Exchange Commission on August 6, 2013 (the “Original 8-K”). The purpose of this amendment is to (1) amend Exhibit 99.3 - Supplemental – Second Quarter 2013, as further described herein, and (2) to amend and replace “Item 2.01 Results of Operations and Financial Condition” with a revised “Item 2.02 Results of Operations and Financial Condition”, to correct the inadvertently mislabeled item number in the Original 8-K.

Item 2.02. Results of Operations and Financial Condition.

 On August 6, 2013, the Company issued an earnings press release relating to the Company's financial performance for the quarter ended June 30, 2013. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company held a conference call and audio webcast on August 6, 2013. The Company is attaching the presentation materials made available during the webcast as Exhibit 99.2 to this Current Report on Form 8-K.

Following the issuance of a press release, presentation materials and a supplemental on August 6, 2013 announcing the Company’s financial performance for the quarter ended June 30, 2013, the Company amended on page 6 of the supplemental the total purchase price of its 11 acquisitions to $131.2 million to include the $25.0 million related to Hialeah Industrial build-to-suit commitment and included a footnote for the build-to-suit commitment. The Company also updated page 9 of the supplemental to include the acquisition dates of its investments. The Company is attaching the amended supplemental as Exhibit 99.3 to this Current Report on Form 8-K.

The information being furnished pursuant to this "Item 2.02. Results of Operations and Financial Condition" (including Exhibit 99.3) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

As discussed in Item 2.02. above, the Company issued a supplemental with the press release, dated August 6, 2013, relating to its financial performance for the quarter ended June 30, 2013, the text of which is incorporated by reference into this "Item 7.01. Regulation FD Disclosure." In addition, as discussed in Item 2.02. above, the Company is making the presentation materials available, the text of which is incorporated by reference into this "Item 7.01. Regulation FD Disclosure."

The information being furnished pursuant to this "Item 7.01. Regulation FD Disclosure" shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release of Gramercy Property Trust Inc., dated August 6, 2013*
99.2	Presentation Materials*
99.3	Supplemental – Second Quarter 2013

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2013

GRAMERCY PROPERTY TRUST INC.

By:	/s/ Jon W. Clark
Name: Jon W. Clark
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Gramercy Property Trust Inc., dated August 6, 2013*
99.2	Presentation Materials*
99.3	Supplemental – Second Quarter 2013

*	Previously filed